     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 2000

                                                             FILE NO. 33-56028
                                                             FILE NO. 811-7388
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 -------------

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/
                         Pre-Effective Amendment No.                          / /
                       Post-Effective Amendment No. 8                         /X/
                                   and/or
                      REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                         /X/
                              Amendment No. 8                                 /X/

                                 -------------

                  VALUE LINE EMERGING OPPORTUNITIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             220 East 42nd Street
                              New York, New York                      10017-5891
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

       Registrant's Telephone number, including Area Code: (212) 907-1500

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    Copy to:
                              Peter D. Lowenstein
                        Two Sound View Drive, Suite 100
                              Greenwich, CT 06830

 It is proposed that this filing will become effective (check appropriate box)
 / /  immediately upon filing pursuant to paragraph (b)
 /X/  on August 1, 2000 pursuant to paragraph (b)
 / /  60 days after filing pursuant to paragraph (a)(1)
 / /  75 days after filing pursuant to paragraph (a)(2)
 / /  on (date) pursuant to paragraph (a)(1)
 / /  on (date) pursuant to paragraph (a)(2) of Rule 485

----------------------------------------------------------------------
----------------------------------------------------------------------

                                   VALUE LINE
                       EMERGING OPPORTUNITIES FUND, INC.

                        --------------------------------
                                   PROSPECTUS
                                 AUGUST 1, 2000
--------------------------------------------------------------------------------

                                     [LOGO]

                                                                         #513944

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FUND SUMMARY

                        What is the Fund's goal? PAGE 2

                        What are the Fund's main investment strategies? PAGE 2

                        What are the main risks of investing in the Fund? PAGE 2

                        How has the Fund performed? PAGE 3

                        What are the Fund's fees and expenses? PAGE 4

  HOW WE MANAGE THE FUND

  Our principal investment strategies PAGE 5

  The principal risks of investing in the Fund PAGE 7

                                 WHO MANAGES THE FUND

                                  Investment Adviser PAGE 8

                                  Management fees PAGE 8

                                  Portfolio management PAGE 8

             ABOUT YOUR ACCOUNT

              How to buy shares PAGE 9

              How to sell shares PAGE 11

              Special services PAGE 13

              Dividends, distributions and taxes PAGE 14

                                      FINANCIAL HIGHLIGHTS

                                      Financial Highlights PAGE 15

                    FUND SUMMARY
--------------------------------------------------------------------------------

WHAT IS THE FUND'S GOAL?

                   The Fund's investment objective is long-term growth of capital. No consideration is given to current income in the choice of investments. Although the Fund will strive to achieve this goal, there is no assurance that it will succeed.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                   To achieve the Fund's goal, we keep not less than 65% of the market value of the Fund's total assets invested in equity securities of small-cap companies. Companies with a market capitalization of $2 billion or less at the time of purchase are considered by the Fund to be small-cap companies although the median market capitalization of the companies purchased by the Fund will not exceed $1.5 billion.

                   In selecting securities for purchase or sale, we may rely on the Value Line Timeliness-TM- Ranking System, the Value Line Performance-TM- Ranking System or the Value Line Small-Capitalization Stock Ranking System. These Ranking Systems compare the Adviser's estimate of the probable market performance of each stock during the next six to twelve months relative to all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund will usually invest are those U.S. Securities ranked 1 or 2 by one of the Ranking System but it may also invest in common stocks ranked 3. The Fund's portfolio will be actively traded.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                   Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                   Investments in smaller companies often involve greater risks than investments in larger, more established companies. Smaller companies may have less management experience, fewer financial resources and limited product diversification.

                   Another risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

                   The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices which tend to fluctuate more than bond prices.

                   The Fund has a high portfolio turnover rate which may negatively affect the Fund's performance.

                   An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 7.

HOW HAS THE FUND PERFORMED?

                   This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the life of the Fund, as well as the average annual returns of these shares for one year, five years, and since inception of the Fund, all compared to the performance of the Russell 2000 Index, which is a broad based market index. You should remember that unlike the Fund, the index is unmanaged and does not include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                   TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990
1991
1992
1993
1994  -0.64
1995  24.04
1996  10.35
1997  11.54
1998   4.61
1999  70.63

                         BEST QUARTER:         Q4 1999  +39.15%
                         WORST QUARTER:        Q3 1998  (19.23%)

                   As of June 30, 2000, the Fund had a year-to-date total return of 14.50%.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

                                                                                SINCE INCEPTION
                                                              1 YEAR   5 YEARS     (6/23/93)
                         ----------------------------------------------------------------------
                         VALUE LINE EMERGING OPPORTUNITIES
                         FUND                                 70.63%   22.20%   19.97%
                         ----------------------------------------------------------------------
                         RUSSELL 2000 INDEX                   21.26%   16.69%   14.20%
                         ----------------------------------------------------------------------

                   WHAT ARE THE FUND'S FEES AND EXPENSES?

                   These tables describe the fees and expenses you pay in connection with an investment in the Fund.

                   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                         MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE         NONE
                         OF OFFERING PRICE
                         ------------------------------------------------------------------------------
                         MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL         NONE
                         PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
                         ------------------------------------------------------------------------------
                         MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS              NONE
                         ------------------------------------------------------------------------------
                         REDEMPTION FEE                                                            NONE
                         ------------------------------------------------------------------------------
                         EXCHANGE FEE                                                              NONE
                         ------------------------------------------------------------------------------

                    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)

                         MANAGEMENT FEES                                    .75%
                         ------------------------------------------------------
                         DISTRIBUTION AND SERVICE (12b-1) FEES*             .25%
                         ------------------------------------------------------
                         OTHER EXPENSES                                     .69%
                         ------------------------------------------------------
                         TOTAL ANNUAL FUND OPERATING EXPENSES              1.69%
                         ------------------------------------------------------

                    *Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than if you paid other types of sales charges.

                   EXAMPLE
                   This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                                                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------------------------------------------------
                         VALUE LINE EMERGING OPPORTUNITIES FUND    $172    $533     $918     $1,998
                         ----------------------------------------------------------------------------

                    HOW WE MANAGE THE FUND
--------------------------------------------------------------------------------

OUR PRINCIPAL INVESTMENT STRATEGIES

                   We analyze economic and market conditions, seeking to identify the market sector or securities that we think make the best investments. Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund's objectives.

                   The Fund attempts to achieve its objective by investing in small-cap stocks, that is stocks of companies that have a market capitalization of less than $2 billion at the time of acquisition. The median market capitalization of the companies purchased by the Fund will not exceed $1.5 billion. The Fund will at all times keep not less than 65% of the market value of its total assets invested in small-cap stocks.

                   In selecting securities for purchase or sale, the Adviser may rely on the Value Line Timeliness-TM- Ranking System, the Value Line Performance-TM- Ranking System or the Value Line Small-Capitalization Stock Ranking System.

                   The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

                   The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,700 stocks under review. The Rankings are updated weekly to reflect the most recent information.

                   The Value Line Small-Capitalization Stock Ranking System has been employed by the Adviser in managing private accounts since 1981. This stock selection system relies on factors similar to those found in the Value Line Timeliness Ranking System, although it does not use published earnings estimates.

                   The Value Line Performance Ranking System for common stocks was introduced in 1995. A variation of the Value Line Small-Capitalization Ranking System, the Performance Ranking System evaluates the approximately 1,800 stocks in the Expanded Edition of The Value Line Investment Survey which consists of stocks with mostly smaller market capitalizations (under $1 billion) and only a few stocks of foreign issuers. This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranks use a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each Expanded Edition stock during the coming six to twelve months relative to all 1,800 stocks under review in the Expanded Edition.

                   None of the Value Line Ranking Systems eliminate market risk, but the Adviser believes that they provide objective standards for determining expected relative performance for the next six to twelve months. The Fund will usually invest in U.S. common stocks ranked 1 or 2 but it may also invest in common stocks ranked 3. The utilization of these Rankings is no assurance that the Fund will perform more favorably than the market in general over any particular period.

                   TEMPORARY DEFENSIVE POSITION
                   From time to time in response to adverse market, economic, political or other conditions, up to 35% of the Fund's total assets may be held in cash, U.S. Government securities or money market instruments rated in the top two categories by a nationally recognized rating organization for temporary defensive purposes. This could help the Fund avoid losses, but it may result in lost opportunities. If this becomes necessary, the Fund may not achieve its investment objectives.

                   PORTFOLIO TURNOVER
                   The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy results in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

                 - Because the Fund may invest substantially all of its assets in common stocks, the value of the stocks in its portfolio and the Fund's share price might decrease in response to the activities of an individual company or in response to general market or economic conditions.

                 - Investments in smaller companies tend to be more volatile and somewhat more speculative than investments in larger companies.

                 - Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund's performance.

                 - The Fund's use of the Value Line Ranking Systems involves the risk that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.

                 - Please see the Statement of Additional Information for a
                   further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

                    WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                   The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

INVESTMENT ADVISER

                   Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of over $5 billion.

                   The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

MANAGEMENT FEES

                   For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.75% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

                   A committee of employees of the Investment Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

                    ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES

               / / BY TELEPHONE
                   Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

               / / BY WIRE
                   If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your bank to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

               / / THROUGH A BROKER-DEALER
                   You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

               / / BY MAIL
                   Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed Account Application or an appropriate retirement plan application if you are opening a retirement account, with your check. Third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               / / MINIMUM/ADDITIONAL INVESTMENTS
                   Once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order.

               / / TIME OF PURCHASE
                   Your price for Fund shares is the Fund's net asset value per share (NAV), which is generally calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday,

                   Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received by the Fund. We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                   Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt by the intermediary.

               / / DISTRIBUTION CHARGES
                   The Fund has adopted a plan under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

               / / NET ASSET VALUE
                   We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are available at their market value. We price securities for which market valuations are not available at their fair market value as determined under the direction of the Board of Directors. Any investments which have a maturity of less than 60 days we price at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO SELL SHARES

               / / BY MAIL
                   You can redeem your shares (sell them back to the Fund) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

               / / THROUGH A BROKER-DEALER
                   You may sell your shares through a broker-dealer, who may charge a fee for this service.

                   The Fund has authorized certain brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

                   We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.

                   Among the brokers that have been authorized are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been authorized.

               / / BY EXCHANGE
                   You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729.

                   When you send us a request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 1-800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale of shares.

                   We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.

                   Exchanges among Value Line funds are a shareholder privilege and not a right. We may reject any exchange order, particularly when there appears to be frequent purchases and sales by a shareholder.

                   ACCOUNT MINIMUM
                   If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

                   REDEMPTION IN KIND
                   The Fund reserves the right to make a redemption in kind--payment in portfolio securities rather than cash--if the amount being redeemed is large enough to affect Fund operations.

SPECIAL SERVICES

                   To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-223-0818.

               / / Valu-Matic-Registered Trademark- allows you to make regular monthly investments of $25 or more automatically from your checking account.

               / / Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.

               / / You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible: consult your tax advisor about the tax consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                   The Fund intends to pay dividends from its net investment income, if any, and to distribute any capital gains that it has realized annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.

                   You will generally be taxed on distributions you receive, regardless of whether you reinvest them or receive them in cash. Dividends from short-term capital gains and net investment income will be taxable as ordinary income. Dividends designated by the Fund as capital gains distributions will be taxable at your long-term capital gains tax rate, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on distributions.

                   We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

                   If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

                   You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares.

                   As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                   The above discussion is meant only as a summary, and we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                   The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-223-0818.

                   FINANCIAL HIGHLIGHTS

 ---------------------------------------------------------------------------------------------------
                                                        YEARS ENDED MARCH 31,
 ---------------------------------------------------------------------------------------------------
                                    2000           1999           1998           1997           1996
 ---------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
 YEAR                             $13.24         $13.37         $12.67         $15.11         $12.33
 ---------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
     Net investment loss            (.15)(3)       (.11)(3)       (.15)          (.13)          (.18)
     Net gains or (losses) on
     securities (both realized
     and unrealized)               12.39            .21           3.34           (.08)          3.08
 ---------------------------------------------------------------------------------------------------
     Total from investment
     operations                    12.24            .10           3.19           (.21)          2.90
 ---------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
     Distributions from capital
     gains                          (.51)          (.23)         (2.49)         (2.23)          (.12)
 ---------------------------------------------------------------------------------------------------
     Total distributions            (.51)          (.23)         (2.49)         (2.23)          (.12)
 ---------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR     $24.97         $13.24         $13.37         $12.67         $15.11
 ---------------------------------------------------------------------------------------------------
 TOTAL RETURN                     93.59%          1.01%         27.50%          (2.07)%       23.58%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in
 thousands)                      $50,784        $21,561        $21,490        $16,974        $19,106
 Ratio of operating expenses to
 average
   net assets                       1.34%(2)(3)    1.34%(2)(3)    1.81%(1)       1.87%(1)       2.15%(1)
 Ratio of net investment loss
 to average
   net assets                      (0.96)%(3)     (0.90)%(3)     (1.10)%        (1.07)%        (1.27)%
 Portfolio turnover rate             104%           203%           149%           100%            57%
 ---------------------------------------------------------------------------------------------------

 (1)  Before offset of custody credits.
 (2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.32% in the year ended 3/31/2000 and 1.29% in the year ended 3/31/1999.
 (3) Net of waived advisory fee and service and distribution plan fees. Had these expenses been fully paid by the Fund for the years ended March 31, 2000 and March 31, 1999, net investment loss per share would have been $(.21) and $(.18), the ratio of expenses to average net assets would have been 1.69% and 1.91%, and the ratio of net investment loss to average net assets would have been 1.31% and (1.47)%, respectively.

                    ------------------------------------------------------------

FOR MORE INFORMATION

                   Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated August 1, 2000, which we have filed electronically with the Securities and Exchange Commission
                   (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-223-0818. You may also obtain the prospectus from our Internet site at http:// www.valueline.com.

                   Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site
                   (http:// www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.

                   INVESTMENT ADVISER                                SERVICE AGENT
                   Value Line, Inc.                                  State Street Bank and Trust Company
                   220 East 42nd Street                              c/o NFDS
                   New York, NY 10017-5891                           P.O. Box 219729
                                                                     Kansas City, MO 64121-9729

                   CUSTODIAN                                         DISTRIBUTOR
                   State Street Bank and Trust Company               Value Line Securities, Inc.
                   225 Franklin Street                               220 East 42nd Street
                   Boston, MA 02110                                  New York, NY 10017-5891

                   Value Line Securities, Inc.
                   220 East 42nd Street, New York, NY 10017-5891     File no. 811-7388

                  VALUE LINE EMERGING OPPORTUNITIES FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 1, 2000
-------------------------------------------------------------------------------

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Emerging Opportunities Fund, Inc. dated August 1, 2000, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 2000 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-223-0818.

                                 --------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Description of the Fund and Its Investments and Risks.......  B-2
Management of the Fund......................................  B-8
Investment Advisory and Other Services......................  B-10
Service and Distribution Plan...............................  B-11
Brokerage Allocation and Other Practices....................  B-11
Capital Stock...............................................  B-12
Purchase, Redemption and Pricing of Shares..................  B-13
Taxes.......................................................  B-14
Performance Data............................................  B-17
Financial Statements........................................  B-18

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

    HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified management investment company incorporated in Maryland in 1993 under the name "Value Line Small-Cap Growth Fund, Inc." On February 1, 2000, the Fund's name changed to "Value Line Emerging Opportunities Fund, Inc." The Fund's investment adviser is Value Line, Inc. (the "Adviser").

    NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.

    - RESTRICTED SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities (other than in a Rule 144A transaction) would exceed 5% of the market value of its net assets or if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

    In addition, the Fund may purchase certain securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933.
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

    The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

    To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

    - STOCK INDEX FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC").

    The Fund's futures and options on futures transactions must constitute bona fide hedging or other risk management purposes pursuant to regulations promulgated by the CFTC. In addition, the Fund may not engage in such activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. In instances involving entering into long futures or options contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian of cash and liquid securities to collateralize the position and thereby insure that the use of such futures contract is unleveraged. No more than 25% of the Fund's net assets may be deposited in such segregated account.

    There can be no assurance of the Fund's successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

    For example, should the Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indexes thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indexes thereby locking in a price. The implementation of these strategies by the Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

    A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Fund's successful use of stock index futures as a hedging device.

    The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the

Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.

    No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

    The Fund may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

    Successful use of stock index futures by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. If the Adviser's judgment about the several directions of the market is wrong, the Fund's overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

    Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless its investment adviser is satisfied with the development, depth and liquidity of the market and the investment adviser believes the options can be closed out.

    Options and futures contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

    - REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;
(b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

    - LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash or liquid securities on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loan justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

    - COVERED CALL OPTIONS. The Fund may write covered call options on stocks held in its portfolio ("covered options"). When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

    The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

    FUND POLICIES.

         (i) The Fund may not issue senior securities or borrow money in excess of 10% of the value of its net assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

        (ii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

        (iii) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

        (iv) The Fund may not purchase securities of other investment companies except in mergers or other business combinations or invest in real estate, mortgages, illiquid securities of real estate investment trusts, real estate limited partnerships or interests in oil, gas or mineral leases, although the Fund may purchase securities of issuers which engage in real estate operations.

        (v) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days, over-the-counter options held by the Fund and the portion of the assets used to cover such options when taken together with other securities that are illiquid or restricted do not exceed 15% of the Fund's net assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund.

        (vi) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities except in connection with the purchase or sale of futures transactions and to deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

       (vii) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (viii) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        (ix) The Fund may not purchase securities for the purpose of exercising control over another company.

        (x) The Fund may not invest in commodities or commodity contracts except that the Fund may invest in futures contracts and financial futures contracts and options on futures contracts and financial futures contracts.

        (xi) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

       (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

       (xiii) The primary investment objective of the Fund is long-term growth of capital.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (i). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

    The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. Set forth below is certain information regarding the Directors and Officers of the Fund.

                             DIRECTORS AND OFFICERS

NAME, ADDRESS AND AGE              POSITION WITH FUND      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------              ------------------      -----------------------------------------
*Jean Bernhard Buttner             Chairman of the         Chairman, President and Chief Executive
 Age 65                            Board of Directors      Officer of the Adviser and Value Line
                                   and President           Publishing, Inc.; Chairman and Presi-
                                                           dent of the Value Line Funds and Value
                                                           Line Securities, Inc. (the
                                                           "Distributor"); Chairman and President of
                                                           each of the 15 Value Line Funds.
 John W. Chandler                  Director                Consultant, Academic Search Consul-
 2801 New Mexico Ave., N.W.                                tation Service, Inc.; Trustee Emeritus
 Washington, DC 20007                                      and Chairman (1993-1994) of the Board of
 Age 76                                                    Trustees of Duke University; President
                                                           Emeritus, Williams College.
 Frances T. Newton                 Director                Computer Programming Professional, Duke
 4921 Buckingham Drive                                     Power Company.
 Charlotte, NC 28209
 Age 59
 Francis C. Oakley                 Director                Professor of History, Williams College,
 54 Scott Hill Road                                        1961 to present, President Emeritus since
 Williamstown, MA 01267                                    1994 and President, 1985-1993; Director,
 Age 68                                                    Berkshire Life Insurance Company.
 David H. Porter                   Director                Visiting Professor of Classics, Williams
 5 Birch Run Drive                                         College, since 1999; President Emeri-
 Saratoga Springs, NY 12866                                tus, Skidmore College since 1999 and
 Age 64                                                    President, 1987-1998; Director of
                                                           Adirondack Trust Company.
 Paul Craig Roberts                Director                Chairman, Institute for Political Econ-
 169 Pompano St.                                           omy; Director, A. Schulman Inc. (plas-
 Panama City Beach, FL 32413                               tics).
 Age 61
 Marion N. Ruth                    Director                Real Estate Executive; President, Ruth
 5 Outrider Road                                           Realty (real estate broker).
 Rolling Hills, CA 90274
 Age 65

NAME, ADDRESS AND AGE              POSITION WITH FUND      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------              ------------------      -----------------------------------------
 Nancy-Beth Sheerr                 Director                Former Chairman, Radcliffe College Board
 1409 Beaumont Drive                                       of Trustees.
 Gladwyne, PA 19035
 Age 51
 Stephen Grant                     Vice President          Portfolio Manager with the Adviser.
 Age 46
 David T. Henigson                 Vice President,         Director, Vice President and Compliance
 Age 42                            Secretary and           Officer of the Adviser; Director and Vice
                                   Treasurer               President of the Distributor; Vice
                                                           President, Secretary and Treasurer of
                                                           each of the 15 Value Line Funds.

--------------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.

    Directors of the Fund are also directors/trustees of 14 other Value Line Funds.

    The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the other Value Line Funds of which each of the Directors was a director for the fiscal year ended March 31, 2000. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED MARCH 31, 2000

                                                                                      TOTAL
                                                      PENSION OR      ESTIMATED    COMPENSATION
                                                      RETIREMENT        ANNUAL      FROM FUND
                                     AGGREGATE         BENEFITS        BENEFITS      AND FUND
                                    COMPENSATION   ACCRUED AS PART       UPON        COMPLEX
NAME OF PERSONS                      FROM FUND     OF FUND EXPENSES   RETIREMENT    (15 FUNDS)
---------------                     ------------   ----------------   ----------   ------------
Jean B. Buttner...................     $  -0-              N/A             N/A       $   -0-
John W. Chandler*.................        -0-              N/A             N/A        35,620
Frances T. Newton.................      5,834              N/A             N/A        20,000
Francis C. Oakley.................      5,834              N/A             N/A        20,000
David H. Porter*..................        -0-              N/A             N/A        35,620
Paul Craig Roberts*...............        -0-              N/A             N/A        35,620
Marion N. Ruth....................      5,834              N/A             N/A        20,000
Nancy-Beth Sheerr*................        -0-              N/A             N/A        35,620

--------------
* Became a Director of the Fund on June 15, 2000.

    As of May 31, 2000, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than the Adviser and affiliated companies which owned 1,317,628 shares of the Fund's capital stock or 66.7% of the outstanding shares. In addition, First Union National Bank, as Trustee of the Value Line, Inc. Profit Sharing and

Savings Plan, owned 80,068 shares (4.1%) and Jean B. Buttner, Chairman of the Board of Directors and President, owned 44,894 shares (2.3%). Other officers and directors of the Fund owned 763 shares of capital stock, representing less than 1% of the outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    The Fund's investment adviser is Value Line, Inc. (the "Adviser").
Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 84% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

    The investment advisory agreement between the Fund and the Adviser, dated June 1, 1993, provides for an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets during the year. During the fiscal years ended March 31, 1998, 1999 and 2000, the Fund paid or accrued to the Adviser advisory fees of $163,905, $57,239 and $143,291 respectively. From August 18, 1998 to March 31, 1999, advisory fees amounting to $87,176 were voluntarily waived by the Adviser, and advisory fees amounting to $95,298 from April 1, 1999 to October 6, 1999 were also voluntarily waived by the Adviser.

    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal, audit and Fund accounting expenses and fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $5 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds.
Jean Bernhard Buttner is Chairman and President of the Distributor.

    The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.

                         SERVICE AND DISTRIBUTION PLAN

    The Service and Distribution Plan (12b-1 Plan) is designed to finance the activities of Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the fiscal year ended March 31, 2000, the Fund paid fees of $65,583 to the Distributor under the Plan; the Distributor voluntarily waived additional fees of $13,946. The Distributor paid $17,688 to other broker-dealers and incurred $2,516 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the fiscal years ended March 31, 1998, 1999 and 2000, the Fund paid brokerage commissions of $50,452, $54,623 and $24,096 respectively, of which $0, $19,652 (36%) and
$14,865 (62%), respectively, was paid to Value Line Securities, Inc., the Fund's distributor and a subsidiary of the Adviser. Value Line Securities, Inc. clears transactions for the Fund through unaffiliated broker-dealers.

    The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to Value Line Securities or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. During the fiscal year ended March 31, 2000, $22,140 (92%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $1,956 (8%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Fund and the other entities that it advises. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information were furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible and at the best obtainable price. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.

    PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate has equaled or exceeded 100% in each of the last five years. A rate of portfolio turnover of 100% occurs when all of the Fund's portfolio is replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.

                                 CAPITAL STOCK

    Each share of the Fund's common stock, $.001 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at the net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-223-0818.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

    The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

    It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

    The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents'

Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

                                     TAXES
      (SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES" IN THE FUND'S PROSPECTUS)

    Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

    FUND STATUS. The Fund intends to qualify and elect to be treated each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, and gains from the sale of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) from investing in stock, securities or currencies; and (ii) hold as of the close of each quarter, at least 50% of its assets in certain investment assets, such as cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited as to any issuer to not more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and hold not more than 25% of the value of the Fund's assets in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies).

    FUND DISTRIBUTIONS. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company income -- dividends, interest and net short-term capital gains in excess of net long-term capital losses -- for the taxable year is distributed. The Fund intends to distribute substantially all of its investment company income and net capital gains to shareholders for federal income tax purposes although such distributions will be automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise.

    Amounts not timely distributed by the Fund are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during a calendar year at least 98% of its ordinary income, 98% of its capital gains in excess of capital losses for the one year period ended October 31 of such year, and all ordinary income and capital gains for previous years that were not distributed in earlier years. The Fund will satisfy the annual distribution requirement if it distributes the required amount on or before December 31 of such year or if the distribution is declared in October, November or December of such year with a record date within such period and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

    Options, futures contracts and short sales entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions.

    Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or reinvested. Dividends paid to a corporate shareholder may qualify for the dividends-received deduction, to the extent such dividends are attributable to dividends received from a U.S. corporation. It is expected that dividends from U.S. corporations will constitute most of the Fund's gross income and that a substantial portion of the dividends paid by the Fund will qualify for the dividends-received deduction for corporate shareholders of the Fund. Upon request, the Fund will advise Fund shareholders of the amount of dividends which qualify for the dividends-received deduction.

    Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends will be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Distributions of capital gain from the sale of assets held for one year or less will generally be taxed as ordinary income.

    Investors purchasing Fund shares prior to a distribution should be aware of the tax consequences of purchasing such Fund shares. The purchase price paid for such shares may reflect the amount of the forthcoming distribution. Although distributions from the Fund shortly after the purchase of Fund shares may be viewed in substance as a return of capital, nevertheless, such a distribution will be attributed to the dividend or capital gain income of the Fund and, therefore, be taxable to the shareholder.

    REDEMPTION, SALE OR EXCHANGE OF FUND SHARES. Upon a redemption or sale of shares of the Fund, a shareholder may realize a gain or loss for federal income tax purposes depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption or sale of Fund shares will be disallowed to the extent the Fund shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the Fund shares are disposed of. In such a case, the basis of the Fund shares acquired will be adjusted to reflect the disallowed loss. If a shareholder held Fund shares for six months or less and during that period received a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such Fund shares during such six-month period would be a long-term loss to the extent of such distribution.

    An exchange of shares in the Fund for shares of another Value Line fund will be treated as a taxable sale of the exchanged Fund shares. Accordingly, a shareholder may recognize a gain or loss for federal income tax purposes depending upon his or her basis in the Fund shares exchanged. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period for the shares. The shareholder will have a tax basis in the newly-acquired Fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.

    If a shareholder exchanges shares in the Fund for shares in another Value Line fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to tax basis in determining gain or loss for federal income tax purposes. Instead, the sales charge for the exchanged Fund shares shall be added to basis for purposes of determining gain or loss on the disposition of the newly-acquired Fund shares, if such newly-acquired Fund shares are not disposed of in a similar exchange transaction.

    FUND INVESTMENTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

    Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

    Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

    CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

    REPORTING AND BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service ("IRS") all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make certain certifications or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax. If the backup withholding provisions are applicable to a shareholder, distributions and gross proceeds payable to such shareholder will be reduced by the amounts required to be withheld, regardless of whether such distributions are paid or reinvested.

                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

    The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                         P(1+T) to the power of n = ERV

Where:  P    =    a hypothetical initial purchase order of $1,000
        T    =    average annual total return
        n    =    number of years
        ERV  =    ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

    The Fund's average annual total returns as of March 31, 2000, for the one year, five years and the period since inception were 93.59%, 24.72% and 21.99%, respectively.

    The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

    From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS

    The Fund's financial statements for the year ended March 31, 2000, including the financial highlights for each of the five fiscal years in the period ended March 31, 2000, appearing in the 2000 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS.

    (a) Articles of Incorporation.*

    (b) By-laws.*

    (c) Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 7 and incorporated herein by reference.

    (d) Investment Advisory Agreement.*

    (e) Distribution Agreement.*

    (f)  Not applicable.

    (g) Custodian Agreement and Amendment thereto.*

    (h) Not applicable.

    (i)  Legal Opinion.*

    (j)  Not applicable.

    (k) Not applicable.

    (l)  Not applicable.

    (m) Service and Distribution (12b-1) Plan.*

    (p) Code of Ethics.

------------------------

* Filed as an exhibit to Post-Effective Amendment No. 7 and incorporated herein by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 25.  INDEMNIFICATION.

    Incorporated by reference to Article VIII of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 7.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                POSITION WITH
         NAME                    THE ADVISER                         OTHER EMPLOYMENT
         ----                    -----------                         ----------------
Jean Bernhard Buttner   Chairman of the Board,          Chairman of the Board and Chief Executive
                        President and Chief Executive   Officer of Arnold Bernhard & Co., Inc. and
                        Officer                         Chairman of the Value Line Funds and the
                                                        Distributor
Samuel Eisenstadt       Senior Vice President and       -------------------------------------------
                        Director

David T. Henigson       Vice President, Treasurer and   Vice President and a Director of Arnold
                        Director                        Bernhard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary and   Vice President, Secretary, Treasurer and a
                        Director                        Director of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.     Director                        Attorney-at-law; Retired Administrative Law
                                                        Judge

                                POSITION WITH
         NAME                    THE ADVISER                         OTHER EMPLOYMENT
         ----                    -----------                         ----------------
W. Scott Thomas         Director                        Partner, Brobeck, Phleger & Harrison,
                                                        attorneys, One Market Plaza, San Francisco,
                                                        CA 94105

Linda S. Wilson         Director                        President Emerita, Radcliffe College;
                                                        Senior Lecturer, Harvard Graduate School of
                                                        Education, Cambridge, MA 02138

ITEM 27.  PRINCIPAL UNDERWRITERS.

    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.

    (b)

                                              (2)
                                          POSITION AND                          (3)
                   (1)                      OFFICES                        POSITION AND
           NAME AND PRINCIPAL           WITH VALUE LINE                    OFFICES WITH
            BUSINESS ADDRESS            SECURITIES, INC.                    REGISTRANT
            ----------------            ----------------                    ----------
          Jean Bernhard Buttner    Chairman of the Board         Chairman of the Board and
                                                                 President

          David T. Henigson        Vice President, Secretary,    Vice President, Secretary and
                                   Treasurer and Director        Treasurer

          Stephen LaRosa           Asst. Vice President          Asst. Treasurer

        The business address of each of the officers and directors is 220 East 42nd Street, NY 10017-5891.

    (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

        Value Line, Inc.
        220 East 42nd Street
        New York, NY 10017
        For records pursuant to:
        Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
        Rule 31a-1(f)

        State Street Bank and Trust Company
        c/o NFDS
        P.O. Box 419729
        Kansas City, MO 64141
        For records pursuant to Rule 31a-1(b)(2)(iv)

        State Street Bank and Trust Company
        225 Franklin Street
        Boston, MA 02110
        For all other records

ITEM 29.  MANAGEMENT SERVICES.

    None.

ITEM 30.  UNDERTAKINGS.

    None.

                                 --------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 8 to the registration statement on Form N-1A (the "Registration Statement") of our report dated May 1, 2000, relating to the financial statements and financial highlights which appear in the March 31, 2000 Annual Report to Shareholders of Value Line Emerging Opportunities Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 27, 2000

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of July, 2000.

                                      VALUE LINE EMERGING OPPORTUNITIES FUND,
                                      INC.

                                      By:      /s/ DAVID T. HENIGSON
                                         .......................................

                                           DAVID T. HENIGSON, VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

                     SIGNATURES                               TITLE                    DATE
                     ----------                               -----                    ----
                  *JEAN B. BUTTNER                Chairman and Director;           July 27, 2000
                  (JEAN B. BUTTNER)                 President; Principal
                                                    Executive Officer

                  *JOHN W. CHANDLER               Director                         July 27, 2000
                 (JOHN W. CHANDLER)

                 *FRANCES T. NEWTON               Director                         July 27, 2000
                 (FRANCES T. NEWTON)

                 *FRANCIS C. OAKLEY               Director                         July 27, 2000
                 (FRANCIS C. OAKLEY)

                  *DAVID H. PORTER                Director                         July 27, 2000
                  (DAVID H. PORTER)

                 *PAUL CRAIG ROBERTS              Director                         July 27, 2000
                (PAUL CRAIG ROBERTS)

                   *MARION N. RUTH                Director                         July 27, 2000
                  (MARION N. RUTH)

                 *NANCY-BETH SHEERR               Director                         July 27, 2000
                 (NANCY-BETH SHEERR)

                /s/ DAVID T. HENIGSON             Treasurer; Principal Financial   July 27, 2000
     ...........................................    and Accounting Officer
                 (DAVID T. HENIGSON)

*By         /s/ DAVID T. HENIGSON
     ....................................

             (DAVID T. HENIGSON,
              ATTORNEY-IN-FACT)